Acquiring ABILITY Network Expanding the Inovalon ONE™ Platform to 50,000 Provider Sites Creating a vertically integrated leader in cloud-based enablement of data-driven, value-based care March 7, 2018

On Today‟s Call Keith Dunleavy, M.D. CEO & Chairman of Inovalon Mark A. Pulido CEO & Chairman of ABILITY Network 2 INOV & ABILITY Presentation (3.7.18) v1.0.0

Cautionary Note Regarding Forward-Looking Statement Certain statements contained in this presentation constitute forward-looking statements within the meaning of, and are intended to be covered by the safe harbor provisions of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this presentation other than statements of historical fact, including but not limited to statements regarding the roll-out of any product or capability, the timing, performance characteristics and utility of any such product or capability, and the impact of any such product or capability on the healthcare industry, future results of operations and financial position, business strategy and plans, market growth, and objectives for future operations, are forward- looking statements. The words “believe,” “may,” “see,” “will,” “estimate,” “continue,” “anticipate,” “assume,” “intend,” “expect,” “project,” “look forward,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements in this presentation include, but are not limited to, statements regarding the expected benefits and impact of a potential combination of Inovalon and ABILITY, including the expected accretive effect of the merger on Inovalon’s financial results, the anticipated benefits that would result from the merger, expectations about future business plans, prospective performance and opportunities, required regulatory approvals, the expected timing of the completion of the transaction, the anticipated financing of the transaction, strategies and business plans, expectations regarding future results, expectations regarding the size of our datasets, and financial guidance for 2018. Inovalon has based these forward-looking statements largely on current expectations and projections about future events and trends that may affect financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs as of the date of this presentation. These forward-looking statements are subject to a number of risks, uncertainties, and assumptions, which could cause the future events and trends discussed in this presentation not to occur and could cause actual results to differ materially and adversely from those anticipated or implied in the forward- looking statements. These risks, uncertainties, and assumptions include, among others: the Company’s ability to continue and manage growth, including successfully completing the acquisition of ABILITY and the integration thereof; ability to grow the client base, retain and renew the existing client base and maintain or increase the fees and activity with existing clients; the effect of the concentration of revenue among top clients; the ability to innovate new services and adapt platforms and toolsets; the ability to successfully implement growth strategies, including the ability to expand into adjacent verticals, such as direct to consumer, growing channel partnerships, expanding internationally and successfully pursuing acquisitions; the ability to successfully integrate our acquisitions and the ability of the acquired business to perform as expected; the successful implementation and adoption of new platforms and solutions, including the Inovalon ONE™ Platform, Data Diagnostics® and INDICES® Value-Based Provider Platform; the possibility of technical, logistical or planning issues in connection with the Company’s investment in and successful deployment of the Company’s products, services and technological advancements; the ability to enter into new agreements with existing or new platforms, products and solutions in the timeframes expected, or at all; the impact of pending M&A activity in the managed care industry, including potential positive or negative impact on existing contracts or the demand for new contracts; the effects of and costs associated with compliance with regulations applicable to the Company, including regulations relating to data protection and data privacy; the effects of changes in tax laws in the jurisdictions in which we operate, including the Tax Act; the ability to protect the privacy of clients’ data and prevent security breaches; the effect of competition on the business; and the efficacy of the Company’s platforms and toolsets. Additional information is also set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on February 21, 2018, included under the heading Item 1A, “Risk Factors,” and in subsequent filings with the SEC. The Company is under no duty to, and disclaims any obligation to, update any of these forward-looking statements after the date of this presentation or conform these statements to actual results or revised expectations, except as required by law. Non-GAAP Financial Measures This presentation contains certain non-GAAP measures. These non-GAAP measures are in addition to, not a substitute for or necessarily superior to, measures of financial performance in accordance with U.S. GAAP. The GAAP measure most closely comparable to each non-GAAP measure used or discussed, and a reconciliation of the differences between each non-GAAP measure and the comparable GAAP measure, is available herein and within our public filings with the SEC. All data provided is as of December 31, 2017 unless stated otherwise. 3 INOV & ABILITY Presentation (3.7.18) v1.0.0

A Powerful Combination The combination of Inovalon and ABILITY creates a vertically integrated leader in cloud-based enablement of data-driven, value-based care. 4 INOV & ABILITY Presentation (3.7.18) v1.0.0 + Through the Inovalon ONE™ Platform, Inovalon supports cloud-based, real-time connectivity, analytics, interventions, and data visualization for hundreds of the nation‟s leading health plans, pharmaceutical companies, medical device manufacturers, and integrated provider organizations informed by the data of more than 240 million patients and 37 billion medical events. Through the myABILITY® Platform, ABILITY Network supports cloud- based, real-time connectivity and analytics, helping providers and payers simplify the complexities of healthcare through innovative, integral and integrated applications at more than 44,000 acute, post-acute, and ambulatory provider sites.

Payers Pharma Devices Diagnostics Post-Acute Providers Massive Data Assets Advanced Analytics Acute Providers Ambulatory Providers Intervention Toolsets 5 Data Visualization The Inovalon ONE™ Platform Home Care SNF Hospice + A vertically integrated cloud-based platform empowering the achievement of real-time value-based care from payers, manufacturers, and diagnostics all the way to the patient‟s point of care. INOV & ABILITY Presentation (3.7.18) v1.0.0

The Deal Inovalon has entered into a definitive agreement to acquire ABILITY Network for $1.2B, comprised of $1.1B in cash and $100M in restricted Inovalon equity.1 The transaction is expected to close in early April 2018, subject to customary closing conditions and regulatory approval. The combination will create a vertically integrated leader in cloud-based enablement of data-driven, value-based care. 6 INOV & ABILITY Presentation (3.7.18) v1.0.0 1 The acquisition price paid represents 16.6x LTM December 31, 2017 Adjusted EBIDTA of $72.1M. Inovalon has received committed financing to fund the acquisition. The acquisition is not subject to a financing condition. Referenced $100M in equity translates into 7.6 million shares, based on the 45-day trailing average closing stock price for INOV as of March 5, 2018 of $13.16.

The Big Picture The entirety of the healthcare ecosystem is undergoing a massive transformation driven by the shift from volume-based to value-based forces. Data, its aggregation, analysis, and targeted application is the key to enabling the desired outcomes and economics within this new healthcare paradigm. Inovalon operates the nation‟s largest cloud-based platform that empowers hundreds of payers, pharmaceutical and medical device manufacturers to achieve value-based care in massive scale. The data and outcomes of more than 240 million patients and 37 billion medical events course through the Inovalon ONE™ Platform benefitting from and informing the achievement of healthcare improvements. Through the combination of the myABILITY® software platform, data flows and day-to-day operations of 44,000 provider sites will be added to the Inovalon ONE™ Platform – receiving differentiated value from, adding incrementally unique value to, and providing a massive distribution channel for the value of the overall Platform. Together, we create a vertically integrated cloud-based platform empowering the achievement of real-time, value-based care from the payers, pharmaceutical companies, device manufacturers and diagnostics companies all the way to the patient‟s point of care – driving unparalleled value capabilities within the healthcare ecosystem as well as significant growth and accretive financial performance expansion for stockholders. 7 INOV & ABILITY Presentation (3.7.18) v1.0.0

A Common Mission Inovalon and ABILITY share a common mission centered on enabling data- driven improvements in healthcare. Empowering Data-Driven Impact to Achieve Greater Quality and Economics in Healthcare Empowering value-based healthcare through data, connectivity, analytics, intervention, and reporting platforms via the application of a native cloud- based platform Helping providers & payers simplify the complexities of healthcare through innovative, integral and integrated applications and data analytics Inovalon ABILITY 8 A Common Approach Inovalon and ABILITY share a common cloud-based architecture to their platforms, a strong focus on leveraging data, and a recurring subscription-based SaaS model in their business design. INOV & ABILITY Presentation (3.7.18) v1.0.0

• Achieves a vertically integrated cloud-based platform that empowers the achievement of real-time, value-based care from payers, manufacturers, and diagnostics all the way to the patient‟s point of care • Expands on the data scale, connectivity, and impact reach of data-driven healthcare for the entirety of the healthcare ecosystem • Leverages and Enhances Datasets • Expands Connectivity Efficiencies • Expands Patient-Level Impact Reach • Provides Distribution Channel for Applications • Expands and Increases Addressability of TAM • Diversifies Customer Size • Diversifies Customer Mix • Decreases Customer Concentration • Increases Competitive Differentiators • Increases Sales Channel • Increases Subscription-Based Revenue & Visibility • Increases Margins • Highly Accretive 9 Meaningful Benefits to Healthcare Together, Inovalon and ABILITY will bring capabilities unparalleled in empowering a comprehensive vertical integration of value-based healthcare. Meaningful Benefits to Stockholders Together, Inovalon and ABILITY will achieve a multitude of very positive business model and economic factors. INOV & ABILITY Presentation (3.7.18) v1.0.0

Highly Synergistic for Current Inovalon Customer Audience 10 INOV & ABILITY Presentation (3.7.18) v1.0.0 Payers Pharma Devices Diagnostics Synergistic Benefit to Inovalon‟s Existing Customer Audience Payers seek to achieve risk, quality, utilization, readmission, and retention goals – all better enabled through direct connection with the provider, their workflow, and their patients. Pharmaceutical, Medical Device, and Diagnostics companies seek to achieve expanded audience, volume distribution, outcomes- based engagement, clinical trial collaboration, and a host of other goals – all better enabled through direct connection with the provider, their workflow, and their patients. Payers, Pharmaceutical, Medical Device, and Diagnostics companies all seek competitive differentiation and efficiency – all better enabled through the provision of differentiation tools within the provider environment. The payer, pharma, device, and diagnostic customer markets are eager to interact directly with providers and their patients in scale – bringing their products, message, and goals to be incorporated into the workflow at the point of care.

11 INOV & ABILITY Presentation (3.7.18) v1.0.0 Post-Acute Providers Acute Providers Ambulatory Providers Home Care SNF Hospice Highly Synergistic for Current ABILITY Customer Audience The acute, post-acute, and ambulatory provider markets are eager to have access to more advanced analytics and value- based tools to empower their success in a marketplace asserting growing cost pressures, outcomes expectations, and increasingly complex contract structures. Providers seek to achieve the risk, quality, outcomes, and utilization goals being placed upon them – all better enabled through tools informed by the real-time data and performance metrics set by payers and government programs. Providers seek ways to improve economics through participation within value-based and engagement-incentivized programs spurred by the payer, pharma, device, and diagnostics players – all better enabled through direct connection into data-driven tools designed for collaborated engagement and care coordination. Providers seek to be competitive and differentiated within their local consumer market – better enabled through comprehensive localized data, relative comparable analytics, and new-age connected-clinic toolsets. Synergistic Benefit to ABILITY‟s Existing Customer Audience

Greater Market Addressability The combination of Inovalon and ABILITY is expected to be highly complementary, expanding the addressability of our market opportunity. 12 INOV & ABILITY Presentation (3.7.18) v1.0.0 2018 Payers $17.3bn Current Pharma/Life Sciences Products $7.0bn Current Providers Products $6.8bn Current Payer Products $16.3bn Pharma/Life Sciences $51.4bn Providers $40.1bn Consumer $33.2bn Independent industry top-down market spend on software and information technology services in healthcare Bottoms-up application of existing Inovalon capabilities to respective market segment opportunity prior to acquisition of ABILITY Expanded addressability of overall market opportunity Note: Gartner, IDC, Research and Markets and Inovalon (with methodology validated by HMA).

0 20,000 40,000 60,000 80,000 100,000 120,000 140,000 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 C lin ic ia n C ou nt Illustrative of addition through combination 2018I 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 250 240 230 220 210 200 190 180 170 160 150 140 130 120 110 100 90 80 70 60 50 40 30 20 10 0 P atient C ount (m illions) Illustrative of addition through combination 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018I M ed ic al E ve nt C ou nt (b ill io ns ) MORE2 REGISTRY® DATASET GROWTH Patient Count Medical Event Count CLINICIAN CONNECTIVITY GROWTH Expanding Connectivity & Datasets 13 INOV & ABILITY Presentation (3.7.18) v1.0.0 Note: The estimated resulting incremental expansion of Inovalon‟s datasets and connectivity is significant. The expansion is presented within this slide illustrively only (denoted as “2018I”). Precise de-duplicated numbers will be ascertained following closing. Inovalon historically presents connectivity data in terms of the number of clinicians connected via electronic medical record connectivity (EHR). ABILITY presents connectivity in provider facility count. Clinicians count per facility exceeds 1:1. The addition of ABILITY‟s extensive connectivity and datasets will further expand Inovalon‟s analytical capabilities and market differentiation, driving accelerated growth and cost efficiency opportunities.

Expand Reach & Accelerate Impact Together we have the ability to empower real-time insight and impact, expanded reach and value achievement from the payer, manufacturer, and diagnostic, all the way down to the provider and patient at the point-of-care. 240M+ Patients 50K+ Provider Sites 14 INOV & ABILITY Presentation (3.7.18) v1.0.0 100s Payers, Pharma, Device, and Diagnostics Organizations

ABILITY Network at a Glance Leading SaaS technology company that helps providers and payers simplify the administrative and clinical complexities of healthcare Offers the myABILITY® software platform, an integrated set of cloud-based applications that offers core connectivity, administrative, clinical, and quality management, analysis, and performance improvement capabilities Provides a comprehensive suite of products to, and point-of-care connectivity and work- flow presence with, tens of thousands of acute, post-acute, and ambulatory sites Extensive Connectivity to Medicare, Commercial, Blues, and Medicaid payers 15 INOV & ABILITY Presentation (3.7.18) v1.0.0 ABILITY | SMARTFORCE ABILITY | INSIGHT ABILITY | CHOICE ABILITY | COMPLETE ABILITY | SECUREPAY ABILITY | AUTOMATE ABILITY | EASE ABILITY | ANALYZE Post-Acute Providers Acute Providers Ambulatory Providers Home Care SNF Hospice ABILITY Network ABILITY | SMARTFORCE ABILITY | INSIGHT ABILITY | CHOICE ABILITY | COMPLETE ABILITY | SECUREPAY ABILITY | AUTOMATE ABILITY | EASE ABILITY | ANALYZE ABILITY | SMARTFORCE ABILITY | INSIGHT ABILITY | CHOICE ABILITY | COMPLETE ABILITY | SECUREPAY ABILITY | AUTOMATE ABILITY | EASE ABILITY | ANALYZE >44,000 Connected Sites of Care $140M 2017 Revenue <1% Client Concentration 50%+ 2017 Adjusted EBITDA Margin >99% SaaS Recurring Revenue 10% 2016 & 2017 Rev. Growth

The People

Approximately 530 ABILITY team members bringing an expansion of depth, experience, and expertise.



~530 Team Members



~142 Technology Engineers



~135 Sales & Marketing



~124 Client Success



~131 Business Operations



Mark Pulido – Chairman & Chief Executive Officer

- Over 30 years of experience; joined ABILITY as Chairman in 2011 & as CEO in 2015
- Previously served as President & CEO of McKesson Corporation, President & CEO of Novartis Pharma Corp USA (formerly Sandoz), and Chairman & CEO of BenefitPoint
- Expected to join Inovalon's Board of Directors & serve as an advisor on integration



Jamison Rice – EVP, General Manager & Chief Financial Officer

- Previous CFO, UnitedHealthcare and Chief Administrative Officer, BCBS MN
- Expected to serve as General Manager & Divisional President of ABILITY post-closing & join Inovalon's Executive Leadership Team (ELT) reporting to Inovalon's CEO, Keith Dunleavy, M.D.



Bud Meadows – EVP, Chief Revenue Officer

- Previous leadership roles at Mirixa Corporation, Sage Healthcare, WebMD/Emdeon & Medical Manager Corporation



Geoff Charron – EVP, Engineering

- Previous leadership roles at Netegrity, BEA Systems, CA Technologies & EiQ Networks



Ken Ernsting – EVP, Chief Operating Officer

- Previous leadership roles at Sage Healthcare, WebMD & Medical Manager Corporation



Justin Silver – EVP, Corporate Development

- Previous leadership roles at Healthagen, a division of Aetna, & Radius Ventures

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135 Strong, High Volume, High Velocity Salesforce The ABILITY sales team provides a significant expansion in Inovalon‟s go-to-market capacity. 17 INOV & ABILITY Presentation (3.7.18) v1.0.0

*my*ABILITY®

ABILITY has developed an easy-to-use, cloud-based platform, utilized by more than 44,000 provider sites to achieve greater effectiveness and efficiency across a spectrum of their provider-site needs - from quality and patient care protocol solutions, to revenue cycle management, business insights, and patient payment solutions.

The massive datasets, on-demand compute capability, advanced analytics, and broad healthcare ecosystem connectivity maintained by Inovalon enable a significant expansion of application offerings within the *my*ABILITY® software platform while also expanding the nature and reach of high-value solutions for Inovalon's existing payer, pharma, and device client-base.


myABILITY
Support
Configuration
Welcome,
Mary Katherine
IVANS NOW
EASE
CHOICE
COMPLETE
ILLUMINATE
My Workspace / Update Facility Profile
My Workspace
All of your tools in one convenient place
ABILITY | SMARTFORCE
ABILITY | CHOICE
ABILITY | INSIGHT
ABILITY | COMPLETE
ABILITY | SECUREPAY
ABILITY | AUTOMATE
ABILITY | EASE
ABILITY | ANALYZE

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Exceptional Opportunity for New Product Development The point-of-care presence and the in-workflow nature of the myABILITY® workspace, coupled with the client base and capabilities of the Inovalon ONE™ Platform, provides extensive opportunity for new product development throughout the customer stack.1 19 Sample Revenue Synergy Opportunities: • Expanded Ambulatory Provider Value Realization • Efficient Payer & Provider Encounter Facilitation • Advanced Post-Acute Care Provider Support • Integrated Specialty Pharmacy Coordination • Data-Driven Clinical Trial Process Support • Connected, Tech-Enabled Clinics 1 Illustrative examples follow. INOV & ABILITY Presentation (3.7.18) v1.0.0

Illustrations 20 INOV & ABILITY Presentation (3.7.18) v1.0.0

Expanded Ambulatory Provider Value Realization

CCM & MACRA / MIPS Enablement

In 2015, CMS introduced the Medicare Access and CHIP Reauthorization Act (MACRA) initiative to enable providers to receive additional quality-related payments for Medicare Fee For Service (FFS) patients. A provider can receive +5%, increasing to +9% payment bonuses per year. Similarly, in 2016, CMS introduced the Chronic Care Management (CCM) initiative to enable providers to receive additional payments for Medicare FFS patients with multiple chronic conditions. A typical ambulatory provider can receive $150,000+ per year. But most providers don't known which patients qualify and what specific needs the patients have.

Leveraging the Inovalon ONE™ Platform's datasets, including more than approximately 60M Medicare FFS patients[1], advanced analytics, and the integrated *my*ABILITY® platform, highly differentiated applications can be brought to market quickly to deliver high-value care for the right patients and improved economics for their providers as CMS transforms the way in which billions of dollars of Medicare FFS payments are made.

[1] Inovalon's MORE^2 Registry® contains data for more than 60 million Medicare FFS patients provided through CMS' Qualified Entity (QE) program. See Inovalon release dated August 8, 2017.


Payers
Pharma
Devices
Diagnostics
The Inovalon ONE™ Platform
Massive Data Assets
Advanced Analytics
Intervention Toolsets
Data Visualization
ABILITY
Workspace

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22 INOV & ABILITY Presentation (3.7.18) v1.0.0 More Efficient Payer & Provider Encounter Facilitation Aligning Needs, Timing & Resources Today Inovalon‟s analytics are engaged by health plans to identify millions of patients who are in need of clinical encounters to achieve improved quality outcomes and economics. Facilitating these encounters with the right providers and with the right clarity of encounter goals is increasingly automated – but would benefit from greater scale and efficiency. At the same time, providers often find themselves with last- minute openings in schedules and don‟t have a way of knowing which patients would best be sought – and for what concerns. By integrating the myABILITY® platform with the Inovalon ONE™ Platform, the goals of payers can be better matched with providers – more quickly, with greater scale, and with greater efficiency in improving the quality of care and addressing the needs of their patients.

23 INOV & ABILITY Presentation (3.7.18) v1.0.0 More Advanced Post-Acute Care Provider Support PAC Optimization Post-Acute Care (PAC) providers are under tremendous pressures to reduce cost, complications and readmission, while also improving outcomes and satisfaction. Inovalon‟s eP4™ Component within the Inovalon ONE™ Platform has been shown to decrease PAC costs by more than $2,000 per course of care, enable more comprehensive assessment of the quality outcomes consideration, and reduce readmissions. Making the eP4™ capabilities available within the myABILITY® platform enables both high-value care and improved economics for providers and their patients. These capabilities differentiate the provider within the healthcare ecosystem, enable value-based contracting, improve patient outcomes, and enhance overall economics.

24 INOV & ABILITY Presentation (3.7.18) v1.0.0 Integrated Specialty Pharmacy Coordination Seamlessness & Efficiency Specialty Pharmacies are responsible for the high-cost and high complexity cases of patients and their medications. The number of provider-side authorizations, verifications, data aggregations, and coordinating process steps are highly discordant, costly, and time consuming. Cost burden and time-to-treatment delays result from this current-state environment of the Specialty Pharmacy processes. Leveraging the Inovalon ONE™ Platform‟s connectivity, datasets, advanced analytics, and integration with the myABILITY® platform, highly differentiated applications can be brought to market to achieve new levels of efficiency, time to fill, cost to fill, and patient medication adherence improvements. The result is a shorter time to treatment, lower process friction, improved outcomes, and lower costs.

Data-Driven Clinical Trial Process Support CRO Solutioning Provider and patient identification, engagement, recruitment and clinical trial process management at the point-of-care brings a heavy management and cost burden to the pharmaceutical marketplace. Leveraging the Inovalon ONE™ Platform‟s connectivity, datasets, advanced analytics, and integration with the myABILITY® platform, highly differentiated applications can be brought to market to assist in the identification of providers with patients relevant to active clinical trials, support patient recruitment and engagement, and management of important point-of-care clinical trial process elements. INOV & ABILITY Presentation (3.7.18) v1.0.0 25

26 INOV & ABILITY Presentation (3.7.18) v1.0.0 Powering the Tech-Enabled Clinic Connected, Data-Driven, Best Practices Employers are increasingly developing and investing in delivering data-driven, patient-centered care for their associates to differentiate their organizations, decrease overall costs of care, and improve associate wellness. Leveraging the Inovalon ONE™ Platform‟s connectivity, massive datasets, advanced analytics, and integration with the myABILITY® platform, highly differentiated applications can be brought to market to achieve best-practice quality, patient-centered care, focused on preventing disease, and promoting healthy employee behavior. Best Practices Care Paradigm

Expanded Value Beyond Supporting alignment between the needs and goals of payers and the providers who constitute their networks The ability to obtain & leverage Natural Language Processing (NLP) to form unique clinical datasets from across hundreds of thousands of clinicians in real-time Enabling access to real-time analysis of patients‟ condition, care, and best-practices clinical protocol design and decision support 1 3 2 4 27 INOV & ABILITY Presentation (3.7.18) v1.0.0 The value achievement and differentiation empowered by the vertical integration of hundreds of health plans, pharmaceutical companies, device manufacturers, diagnostics organizations, specialty pharmacies, and providers is extensive. Inform data-driven intelligence to provider facility staffing and resourcing from real-time analysis of geo-region clinical burden and local facility loads

Financial Metrics 28 INOV & ABILITY Presentation (3.7.18) v1.0.0

Increasing Mix of Subscription-Based Platform Offerings 15% 74% 11% 19% 66% 15% Inovalon 2017 Pro-Forma 2017 Subscription-Based Platform Offerings Services Legacy Solutions 29 INOV & ABILITY Presentation (3.7.18) v1.0.0 99% 1% Note: Based on financial results of Inovalon (audited) and ABILITY (unaudited). Pro-forma results based on the combination of Inovalon and ABILITY without any adjustments. ABILITY 2017

Increasing Client-Base Diversification Payer Provider Pharma Devices 15% 69% 15% 1% 91% 9% 54% 34% 11% 1% Inovalon 2017 ABILITY 2017 30 INOV & ABILITY Presentation (3.7.18) v1.0.0 Pro-Forma 2017 Note: Based on financial results of Inovalon (audited) and ABILITY (unaudited). Pro-forma results based on the combination of Inovalon and ABILITY without any adjustments. Graphics do not depict category „other‟, which is de minimis.

Decreasing Client Concentration Top-10 Client Revenue Other Client Revenue 53% 47% 41% 59% 31 95% 5% Note: Based on financial results of Inovalon (audited) and ABILITY (unaudited). Pro-forma results based on the combination of Inovalon and ABILITY without any adjustments. Inovalon 2017 Pro-Forma 2017 ABILITY 2017 95% INOV & ABILITY Presentation (3.7.18) v1.0.0

Gross Margin Expansion 66.4% 83.7% 70.5% Gross Margin 32 INOV & ABILITY Presentation (3.7.18) v1.0.0 66.4% 83.7% Note: Based on financial results of Inovalon (audited) and ABILITY (unaudited). Pro-forma results based on the combination of Inovalon and ABILITY without any adjustments. Inovalon 2017 Pro-Forma 2017 ABILITY 2017

Adjusted EBIDTA Margin Expansion 24.3% 51.6%1 30.7% Adjusted EBITDA Margin 33 INOV & ABILITY Presentation (3.7.18) v1.0.0 1 Ability 2017 Adjusted EBIDTA margin reflects certain credit agreement adjustments and anticipated cost savings expected to be realized within eighteen months. Note: Based on financial results of Inovalon (audited) and ABILITY (unaudited). Pro-forma results based on the combination of Inovalon and ABILITY without any adjustments. Inovalon 2017 Pro-Forma 2017 ABILITY 2017

Guidance Update1 34 INOV & ABILITY Presentation (3.7.18) v1.0.0 1 The Company„s previously provided guidance of February 20, 2018 remains unchanged except for the addition of ABILITY Network‟s impact presuming an acquisition closing in early April 2018. Note: All dollars shown in millions. All projections for 2018 include impact from Purchase Accounting Allocation of an estimated $8M on acquired deferred revenue balance.

Revenue Offering Mix The following preliminary guidance is being provided, presuming an early April 2018 deal closure. The Company‟s updated guidance will be confirmed following closing. 35 INOV & ABILITY Presentation (3.7.18) v1.0.0 Subscription-Based Platform Offerings Services Legacy Solutions $437.3 $427.6 $449.4 43% 34% 15% 12% ~75% ~13% ~12% 66% 19% 54% 53% 4% $568 - $593 2015 2016 2017 2018G

Revenue 36 INOV & ABILITY Presentation (3.7.18) v1.0.0 $240 $300 $296 $362 $437 $428 $449 $568 - $593 2011 2012 2013 2014 2015 2016 2017 2018G Note: CAGR calculations undertaken to the mid-point of 2018 Guidance. 2011 – 2018G CAGR 13% The following preliminary guidance is being provided, presuming an early April 2018 deal closure. The Company‟s updated guidance will be confirmed following closing.

$58 $108 $72 $134 $152 $100 $109 $163 - $174 24% 36% 24% 37% 35% 23% 24% 29% 2011 2012 2013 2014 2015 2016 2017 2018G Adjusted EBITDA 37 INOV & ABILITY Presentation (3.7.18) v1.0.0 % of Revenue Note: CAGR calculations undertaken to the mid-point of 2018 Guidance. 2011 – 2018G CAGR 17% The following preliminary guidance is being provided, presuming an early April 2018 deal closure. The Company‟s updated guidance will be confirmed following closing.

Debt, Cash Flow & Leverage Pay-Down 38 INOV & ABILITY Presentation (3.7.18) v1.0.0 • Inovalon will finance the transaction through $100M of restricted equity1, cash on hand, and borrowings from a new $980M term loan, which will also be used to pay off and replace the Company‟s existing credit facility indebtedness. • Post transaction, the Company is expecting to have strong liquidity with approximately $75M+ in cash and $100M in an untapped revolver. • The Pro-Forma Net Debt / Adjusted EBITDA ratio is estimated to be approximately 4.6x at closing, and targeting less than 3.0x in 2020. • The Company is committed to paying down its debt leverage as the primary application of its free cash flow for the foreseeable future. • The Company expects to secure protections from interest rate risk on some or most of its indebtedness. 1 Referenced $100M in equity translates into 7.6 million shares, based on the 45-day trailing average closing stock price for INOV as of March 5, 2018 of $13.16.

Financial Table The following preliminary guidance is being provided, presuming an early April 2018 deal closure. The Company‟s updated guidance will be confirmed following closing. 39 INOV & ABILITY Presentation (3.7.18) v1.0.0 Financial Metric Updated Guidance Range1 Provided March 7, 2018 Previous Guidance Range Provided February 20, 2018 Revenue $568 million to $593 million $462 million to $482 million Net (Loss)/Income ($5 million) to $3 million2 $12 million to $16 million Non-GAAP net income $52 million to $61 million $44 million to $49 million Adjusted EBITDA $163 million to $174 million $113 million to $121 million Diluted net (loss)/income per share3 ($0.03) to $0.02 $0.09 to $0.11 Non-GAAP diluted net income per share3 $0.36 to $0.42 $0.31 to $0.35 1 The Company„s previously provided guidance of February 20, 2018 remains unchanged except for the addition of ABILITY Network‟s impact presuming an acquisition closing in early April 2018. 2 GAAP net (loss)/income includes estimated: one-time transaction costs of $4.0 million, non-recurring integration costs of $7.5 million, and deal-related intangible asset amortization of $21.0 million with an estimated 15 year useful life (totaling approximately $32.5 million). 3 The Company is assuming 146 million shares for the full year 2018, up from 140 million shares assumed in guidance previously. Additionally, the Company‟s guidance assumes an effective tax rate of approximately 30% for the full year 2018.

Payers Pharma Devices Diagnostics Post-Acute Providers Massive Data Assets Advanced Analytics Acute Providers Ambulatory Providers Intervention Toolsets 40 Data Visualization The Inovalon ONE™ Platform Home Care SNF Hospice + A vertically integrated cloud-based platform empowering the achievement of real-time value-based care from payers, manufacturers, and diagnostics all the way to the patient‟s point of care. INOV & ABILITY Presentation (3.7.18) v1.0.0

Appendix 41 INOV & ABILITY Presentation (3.7.18) v1.0.0

Deal Notes 42 INOV & ABILITY Presentation (3.7.18) v1.0.0 1. ABILITY Network Revenue Metrics: ABILITY‟s revenue growth rate in 2016 and 2017 was 10.1% and 10.0% respectively. In 2018, the revenue resulting from the incorporation of ABILITY into Inovalon will be decremented by approximately $8 million due to cost accounting of the merger, thus resulting in a lower than historical recognition of revenue in the 12 months following acquisition. ABILITY Network‟s revenue is approximately 99% recurring in nature and annual client retention rates are approximately 92%. 2. The $100 million in restricted Inovalon equity $100 million in restricted Inovalon stock (translating into 7.6 million shares, based on the 45-day trailing average closing stock price for INOV as of March 5, 2018 of $13.16) will be held predominantly by Summit Partners and Bain Capital Ventures, as well as management of ABILITY. The equity will be restricted from sale or transfer, with 50% becoming unrestricted after 12 months and the remainder at 18 months post closing. 3. Approximately $11.1 million in annual run-rate cost synergies are estimated through the combination of the businesses. This run-rate amount is expected to be achieved after 18 months of integration efforts. In-real realization for 2018 is estimated to be $8 million presuming an early April 2018 closing date. 4. Integration expenses are estimated to be approximately $7.5 million during 2018.

Reconciliation of Forward-Looking Preliminary Guidance Adjusted EBITDA Inovalon defines Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA) as net income calculated in accordance with GAAP, adjusted for the impact of depreciation and amortization, realized losses on short-term investments, loss (gain) on disposal of equipment, interest expense, interest income, provision for income taxes, stock-based compensation, acquisition costs, tax on equity exercises, and other non-comparable items. Adjusted EBITDA margin is defined as Adjusted EBITDA as a percentage of revenue. A reconciliation of forward-looking preliminary net income guidance to forward-looking preliminary Adjusted EBITDA guidance follows: 43 INOV & ABILITY Presentation (3.7.18) v1.0.0 The Company is assuming XXXX million shares for the full year 2018, up from 140 million shares assumed in guidance previously. Additionally, the Company‟s guidance assumes an effective tax rate of approximately 30% for the full year 2018. (1) A 30% tax rate is assumed in order to approximate the Company's effective corporate tax rate. (2) Other "non-comparable items" include items that are not comparable across reporting periods or items that do not otherwise relate to the Company's ongoing financial results, such as certain employee related expenses attributable to advancements in automation and operational efficiencies. Non-comparable items are excluded from Adjusted EBITDA in order to more effectively assess the Company's period over period and on going operating performance. (In millions) Low High Reconciliation of Forward-Looking Guidance Net Income to Adjusted EBITDA: Net income (5)$ 3$ Depreciation and amortization 86 86 Loss (gain) on disposal of equipment - - Interest income (1) (1) Interest expense 38 38 Provision for income taxes (1) (1) 1 EBITDA 117 127 Stock-based compensation 20 20 Acquisition costs: Transaction costs 4 4 Integration costs 9 10 Co ting t consideration accretion 6 6 Compensatory contingent consideration 2 2 Other non-comparable items (2) 5 5 Adjusted EBITDA 163$ 174$ Adjusted EBITDA Margin 28.7% 29.4% Twelve Months Ending December 31, 2018 Guidance Range

Reconciliation of Forward-Looking Preliminary Guidance Non-GAAP Net Income Inovalon defines Non-GAAP net income as net income calculated in accordance with GAAP, adjusted to exclude tax-affected stock-based compensation expense, acquisition costs, amortization of acquired intangible assets, tax on equity exercises and other non-comparable items. A reconciliation of forward-looking preliminary net income to forward-looking preliminary Non-GAAP net income follows: 44 INOV & ABILITY Presentation (3.7.18) v1.0.0 The Company is assuming XXXX million shares for the full year 2018, up from 140 million shares assumed in guidance previously. Additionally, the Company‟s guidance assumes an effective tax rate of approximately 30% for the full year 2018. (1) Other "non-comparable items" include items that are not comparable across reporting periods or items that do not otherwise relate to the Company's ongoing financial results, such as certain employee related expenses attributable to advancements in automation and operational efficiencies. Non-comparable items are excluded from Non-GAAP net income in order to more effectively assess the Company's period over period and on going operating performance. (2) A 30% tax rate is assumed in order to approximate the Company's effective corporate tax rate. (In millions, except per share amounts) Low High Reconciliation of Forward-Looking Guidance Net Income to Non-GAAP net income: Net income (5)$ 3$ Stock-based compensation 20 20 Acquisition costs: Transaction costs 4 4 Integration costs 9 10 Contingent consideration accretion 6 6 Compensatory contingent consideration 2 2 Amortization of acquired intangible assets 36 36 Other non-comparable items (1) 5 5 Tax i pact of add-back items (2) (25) (25) No -GAAP net income 52$ 61$ GAAP diluted net income per share (0.03)$ 0.02$ Non-GAAP diluted net income per share 0.36$ 0.42$ Weighted average shares of common stock outstanding - diluted 146 146 Guidance Range Twelve Months Ending December 31, 2018

Healthcare Empowered® 45 INOV & ABILITY Presentation (3.7.18) v1.0.0